Exhibit 10.3

AMENDMENT NO. 1 TO TAX SHARING AGREEMENT

Amendment No. 1 to Tax Sharing Agreement, effective as of October 1, 1997 (“Amendment No. 1”) by and among Ambac Financial Group, Inc. (formerly known as AMBAC Inc.) (“Ambac”), Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation) (“AAC”), American Municipal Bond Holding Company (“AMBH”) and each of the subsidiaries or affiliates of Ambac listed on Exhibit A attached hereto and made a part hereof, as such Exhibit A may be amended from time to time (each, individually, a “Subsidiary” and, collectively, the “Subsidiaries”).

WHEREAS, Ambac, AAC, AMBH and HCIA entered into a Tax Sharing Agreement as of July 18, 1991 (the “Agreement”) which set forth a method to allocate and settle among them the consolidated Federal income tax liability of Ambac; and

WHEREAS, Section 10 of the Agreement provides that Ambac shall cause each future Member of the Group (as such terms are defined in the Agreement) to assent to the terms of the Agreement and that each Member assents to each new Member becoming a party to the Agreement; and

WHEREAS, subsequent to the effective date of the Agreement several entities have become Members of the Group; and

WHEREAS, the new Members of the Group wish to become signatories to the Agreement.

NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1. Members of the Group. Exhibit A attached to this Amendment No. 1 and made a part of the Agreement contains a list of each Member of the Group.

2. Binding Effect. Each new Member of the Group consents to the terms of the Agreement and this Amendment No. 1 and guarantees the performance of the agreements contained herein and therein. Each Member who was a Member of the Group prior to the effective date of this Amendment No. 1 hereby assents to each new Member becoming a party to this Agreement.

3. Counterparts. This Amendment No. 1 may be executed in more than one counterpart, each of which shall be deemed to be an original and all of which shall, together, constitute one and the same Amendment No. 1.

4. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given upon delivery if delivered by hand (against receipt), or as of the date of delivery shown on the receipt if mailed at a post office in the United States by registered or certified mail, postage prepaid, return receipt requested, or as of the date of acknowledgment if transmitted by telex, rapifax or other telecommunication equipment, in any case addressed to the party listed on Exhibit B, or at such other address or to the attention of such other person as such party shall have designated to the other party hereto in a written notice.

5. Agreement to Remain in Full Force and Effect. All other terms, conditions and provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

Ambac Assurance Corporation

By:	[ILLEGIBLE]
Title:	Assistant Treasurer

Ambac Financial Group, Inc.

By:	[ILLEGIBLE]
Title:	First Vice President

Ambac Capital Corporation

By:	[ILLEGIBLE]
Title:	Controller and Assistant Treasurer

Ambac Capital Management, Inc.

By:	[ILLEGIBLE]
Title:	Treasurer

Ambac Financial Services Holdings, Inc.

By:	[ILLEGIBLE]
Title:	Assistant Treasurer and Assistant Controller

Cadre Securities, Inc.

By:	[ILLEGIBLE]
Title:	Assistant Treasurer

Ambac Asset Funding Corporation

By:	[ILLEGIBLE]
Title:	Controller

Ambac Connect, Inc.

By:	[ILLEGIBLE]
Title:	Controller and Treasurer

Ambac Capital Funding, Inc.

By:	[ILLEGIBLE]
Title:	Treasurer

Ambac Investments Inc.

By:	[ILLEGIBLE]
Title:	Treasurer and Assistant Controller

Cadre Financial Services, Inc.

By:	[ILLEGIBLE]
Title:	Treasurer

American Municipal Bond Holding Company

By:	[ILLEGIBLE]
Title:	President and Treasurer

Ambac Financial Services, Limited Partnership

By:	[ILLEGIBLE]
Title:	Assistant Treasurer and Assistant Controller

Ambac Financial Products, Inc.

By:	[ILLEGIBLE]
Title:	Controller

Construction Loan Insurance Corporation

By:	[ILLEGIBLE]
Title:	President

Connie Lee Insurance Company

By:	[ILLEGIBLE]
Title:	Senior Vice President

EXHIBIT A

SUBSIDIARIES

Ambac Financial Group, Inc.

Ambac Capital Corporation

Ambac Capital Management, Inc.

Ambac Financial Services Holdings, Inc.

Cadre Securities, Inc.

Ambac Asset Funding Corporation

Ambac Connect, Inc.

Ambac Capital Funding, Inc.

Ambac Investments Inc.

Cadre Financial Services, Inc.

American Municipal Bond Holding Company

Ambac Financial Services, Limited Partnership

Ambac Financial Products, Inc.

Construction Loan Insurance Corporation

Connie Lee Insurance Company

EXHIBIT B

NOTICES

Ambac Assurance Corporation.

One State Street Plaza

New York, New York 10004

Attention: Graham Nelson

Telephone: (212) 208-3504

Facsimile: (212) 208-3428

Ambac Financial Group, Inc.

One State Street Plaza

New York, New York 10004

Attention: Thomas Gandolfo

Telephone: (212) 208-3349

Facsimile: (212) 208-3428

Ambac Capital Corporation

One State Street Plaza

New York, New York 10004

Attention: Peter Poillon

Telephone: (212) 208-3302

Facsimile: (212) 208-3428

Ambac Capital Management, Inc.

One State Street Plaza

New York, New York 10004

Attention: Peter Poillon

Telephone: (212) 208-3302

Facsimile: (212) 208-3428

Ambac Financial Services Holdings, Inc.

One State Street Plaza

New York, New York 10004

Attention: Richard Alger

Telephone: (212) 208-3196

Facsimile: (212) 208-3428

Cadre Securities, Inc.

905 Marconi Avenue

Ronkonkoma, New York 11779

Attention: Peter Poillon

Telephone: (212) 208-3302

Facsimile: (212) 208-3428

Ambac Asset Funding Corporation

One State Street Plaza

New York, New York 10004

Attention: Peter Poillon

Telephone: (212) 208-3302

Facsimile: (212) 208-3428

Ambac Connect, Inc.

9130 Jollyville Road

Suite 355

Austin, Texas 78759

Attention: Peter Poillon

Telephone: (212) 208-3302

Facsimile: (212) 208-3428

Ambac Capital Funding, Inc.

One State Street Plaza

New York, New York 10004

Attention: Peter Poillon

Telephone: (212) 208-3302

Facsimile: (212) 208-3428

Ambac Investments Inc.

One State Street Plaza

New York, New York 10004

Attention: Peter Poillon

Telephone: (212) 208-3302

Facsimile: (212) 208-3428

Cadre Financial Services, Inc..

905 Marconi Avenue

Ronkonkoma, New York 11779

Attention: Peter Poillon

Telephone: (212) 208-3302

Facsimile: (212) 208-3428

American Municipal Bond Holding Company

One State Street Plaza

New York, New York 10004

Attention: Frank Bivona

Telephone: (212) 208-3236

Facsimile: (212) 208-3428

Ambac Financial Services, Limited Partnership

One State Street Plaza

New York, New York 10004

Attention: Richard Alger

Telephone: (212) 208-3196

Facsimile: (212) 208-3428

Ambac Financial Products, Inc.

One State Street Plaza

New York, New York 10004

Attention: Richard Alger

Telephone: (212) 208-3196

Facsimile: (212) 208-3428

Construction Loan Insurance Corporation

1299 Pennsylvania Avenue, N.W., Suite 800

Washington, D.C. 20004-2400

Attention: Secretary

Telephone: (202) 728-3400

Facsimile: (202) 785-2823

Connie Lee Insurance Company

1299 Pennsylvania Avenue, N.W., Suite 800

Washington, D.C. 20004-2400

Attention: Secretary

Telephone: (202) 728-3400

Facsimile: (202) 785-2823